Exhibit 99.3

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 27, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill (2)	Net (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
(Loss) Income from Operations:
Electronic Components	$(3,654)	$166	$3,435	$—	$(53)
Network Solutions	21	8	—	—	29
Specialty Products	(83)	12	112	—	41
Undersea Telecommunications	54	1	—	—	55
Pre-Separation litigation charges, net	(135)	—	—	135	—
Total	$(3,797)	$187	$3,547	$135	$72

Operating Margin	-162.5%				3.1%

Income Tax Benefit (Expense)	$594	$(43)	$(523)	$—	$28

(Loss) Income from Continuing Operations	$(3,239)	$144	$3,024	$135	$64

Diluted (Loss) Earnings per Share from Continuing Operations	$(7.07)	$0.31	$6.60	$0.29	$0.14

(1) Includes $189 million recorded in restructuring and other charges, net and a $2 million credit recorded in cost of sales.

(2) Includes $3,547 million recorded in impairment of goodwill.

(3) Consists of $135 million of costs related to pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(4) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 26, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Income from Operations:
Electronic Components	$(18)	$42	$—	$24
Network Solutions	44	19	—	63
Specialty Products	28	14	8	50
Undersea Telecommunications	38	3	—	41
Pre-Separation litigation charges, net	(9)	—	9	—
Total	$83	$78	$17	$178

Operating Margin	3.1%			6.6%

Income Tax Expense	$(14)	$(23)	$(3)	$(40)

Income from Continuing Operations	$30	$55	$14	$99

Diluted Earnings per Share from Continuing Operations	$0.07	$0.12	$0.03	$0.21

(1) Includes $77 million recorded in restructuring and other charges, net and $1 million recorded in cost of sales.

(2) Consists of $9 million of costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 26, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Tax	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill (2)	Items (3)	Net (4)	(Non-GAAP) (5)
	($ in millions, except per share data)
Income from Operations:
Electronic Components	$29	$157	$103	$—	$—	$289
Network Solutions	65	4	—	—	—	69
Specialty Products	65	3	—	—	8	76
Undersea Telecommunications	38	1	—	—	—	39
Pre-Separation litigation charges, net	8	—	—	—	(8)	—
Total	$205	$165	$103	$—	$—	$473

Operating Margin	5.7%					13.2%

Income Tax Expense	$(38)	$(8)	$(14)	$(76)	$(4)	$(140)

Income (Loss) from Continuing Operations	$88	$157	$89	$(22)	$(4)	$308

Diluted Earnings (Loss) per Share from Continuing Operations	$0.19	$0.33	$0.19	$(0.05)	$(0.01)	$0.65

(1) Includes $157 million recorded in restructuring and other charges, net and $8 million recorded in cost of sales.

(2) Consists of goodwill impairment of $103 million recorded in impairment of goodwill.

(3) Includes $22 million of income, of which $54 million of expense is recorded in other expense, net and $76 million of tax benefits are recorded in income tax expense, related to various tax matters, including a tax settlement.

(4) Consists of $8 million of income related to insurance recoveries on pre-Separation securities litigation recorded in pre-Separation litigation charges, net and $8 million of costs related to a customs settlement recorded in selling, general and administrative expenses.

(5) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 27, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Income from Operations:
Electronic Components	$333	$11	$—	$344
Network Solutions	66	4	—	70
Specialty Products	83	—	—	83
Undersea Telecommunications	40	1	—	41
Pre-Separation litigation charges, net	(7)	—	7	—
Total	$515	$16	$7	$538

Operating Margin	13.6%			14.2%

Income Tax Expense	$(191)	$(5)	$—	$(196)

Income from Continuing Operations	$285	$11	$7	$303

Diluted Earnings per Share from Continuing Operations	$0.59	$0.02	$0.01	$0.63

(1) Includes $16 million recorded in restructuring and other charges, net.

(2) Consists of $7 million of net costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 28, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Income (Loss) from Operations:
Electronic Components	$339	$15	$(36)	$318
Network Solutions	51	9	—	60
Specialty Products	77	—	—	77
Undersea Telecommunications	39	2	—	41
Pre-Separation litigation charges, net	(23)	—	23	—
Total	$483	$26	$(13)	$496

Operating Margin	13.6%			14.0%

Income Tax (Expense) Benefit	$(162)	$(8)	$20	$(150)

Income from Continuing Operations	$292	$18	$7	$317

Diluted Earnings per Share from Continuing Operations	$0.60	$0.04	$0.01	$0.65

(1) Includes $25 million recorded in restructuring and other charges, net and $1 million recorded in cost of sales.

(2) Consists of a $36 million gain on the sale of real estate recorded in selling, general, and administrative expenses and $23 million of costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 28, 2007

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Tax Sharing	Adjusted
	U.S. GAAP	Charges, Net (1)	Income (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Income from Operations:
Electronic Components	$277	$15	$—	$292
Network Solutions	69	5	—	74
Specialty Products	71	—	—	71
Undersea Telecommunications	43	1	—	44
Total	$460	$21	$—	$481

Operating Margin	13.3%			13.9%

Income Tax Expense	$(149)	$(6)	$—	$(155)

Income (Loss) from Continuing Operations	$862	$15	$(572)	$305

Diluted Earnings (Loss) per Share from Continuing Operations	$1.73	$0.03	$(1.15)	$0.61

(1) Includes $21 million recorded in restructuring and other charges, net.

(2) In connection with the adoption of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109,” the Company recorded income of $572 million in other income, net pursuant to its Tax Sharing Agreement with Tyco International and Covidien.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 26, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Tax	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill (2)	Items (3)	Net (4)	(Non-GAAP) (5)
	($ in millions, except per share data)
Income (Loss) from Operations:
Electronic Components	$978	$198	$103	$—	$(36)	$1,243
Network Solutions	251	22	—	—	—	273
Specialty Products	296	3	—	—	8	307
Undersea Telecommunications	160	5	—	—	—	165
Pre-Separation litigation charges, net	(22)	—	—	—	22	—
Total	$1,663	$228	$103	$—	$(6)	$1,988

Operating Margin	11.6%					13.8%

Income Tax (Expense) Benefit	$(540)	$(27)	$(14)	$(76)	$16	$(641)

Income (Loss) from Continuing Operations	$1,527	$201	$89	$(594)	$10	$1,233

Diluted Earnings (Loss) per Share from Continuing Operations	$3.14	$0.41	$0.18	$(1.22)	$0.02	$2.54

(1) Includes $219 million recorded in restructuring and other charges, net and $9 million recorded in cost of sales.

(2) Consists of goodwill impairment of $103 million recorded in impairment of goodwill.

(3) In connection with the adoption of FIN 48, the Company recorded income of $545 million in other income, net pursuant to its Tax Sharing Agreement with Tyco International and Covidien.   The Company also recorded $49 million of income, of which $27 million of expense is recorded in other income, net and $76 million of tax benefits are recorded in income tax expense, related to various tax matters, including a tax settlement.

(4) Consists of a $36 million gain on the sale of real estate recorded in selling, general and administrative expenses, $8 million of costs related to a customs settlement, also recorded in selling, general and administrative expenses, and $22 million of net costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(5) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2007

(UNAUDITED)

		Adjustments
			Restructuring
			and Other
		Separation	Charges, Net
		Related	and Related	Other Items,	Adjusted
	U.S. GAAP	Costs (1)	Costs (2)	Net (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Income from Operations:
Electronic Components	$1,063	$28	$55	$—	$1,146
Network Solutions	229	5	36	—	270
Specialty Products	258	7	4	—	269
Undersea Telecommunications	36	1	5	—	42
Pre-Separation litigation charges, net and separation costs	(931)	44	—	887	—
Total	$655	$85	$100	$887	$1,727

Operating Margin	5.2%				13.7%

Income Tax Expense	$(465)	$(25)	$(32)	$—	$(522)

(Loss) Income from Continuing Operations	$(214)	$60	$68	$1,119	$1,033

Diluted (Loss) Earnings per Share from Continuing Operations (5)	$(0.43)	$0.12	$0.14	$2.24	$2.07

(1) Includes $44 million of separation costs, primarily related to employee costs, recorded in separation costs and $41 million of costs, related to building separate company functions that did not exist in the prior year, recorded in selling, general, and administrative expenses.

(2) Includes $97 million of net restructuring and other charges of which $92 million is recorded in restructuring and other charges, net and $5 million is recorded in cost of sales. Also includes $3 million of restructuring related moving costs recorded in cost of goods sold.

(3) Consists of $887 million of net costs related to pre-Separation securities litigation recorded in pre-Separation litigation charges, net and a $232 million loss on retirement of debt recorded in other expense, net.

(4) See description of non-GAAP measures contained in this Form 8-K.

(5) GAAP diluted shares excludes 3 million of non-vested restricted share awards and non-vested options as the inclusion of these securities would have been anti-dilutive.   Such amounts are included in the calculation of adjusted (non-GAAP) diluted earnings per share from continuing operations.